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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


        Date of Report (Date of Earliest Event Reported): August 10, 2004

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  1-8254                           04-2446697
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          (Commission File Number)       (I.R.S. Employer Identification No.)

           350 FIFTH AVENUE, SUITE 2723
                  NEW YORK, N.Y.                             10118
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   (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

           On August 10, 2004, Thackeray Corporation issued a press release announcing its first quarter results for the period ended June 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.









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
                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THACKERAY CORPORATION



                                    By:      /s/ Jules Ross
                                        ----------------------------------------
                                        Name:  Jules Ross
                                        Title: Vice-President, Treasurer and
                                               Secretary

Date: August 10, 2004






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